SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2002

                             P & F INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                        1-5332                  22-1657413
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                                300 Smith Street
                           Farmingdale, New York 11735
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 694-1800



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Item 2. Acquisition or Disposition of Assets.

     On May 3, 2002, pursuant to a Stock Purchase Agreement dated as of such date, Countrywide Hardware, Inc., a Delaware corporation and a wholly-owned subsidiary of P&F Industries, Inc. (the "Registrant"), acquired the outstanding capital stock of Nationwide Industries, Inc., a Florida corporation (the "Company"), from Mark C. Weldon (the "Seller"). The purchase price for the acquisition of the outstanding capital stock of the Company was $11,500,000 in cash, subject to adjustment, which amount was the result of arms-length negotiations between the Registrant and the Seller, and which was financed primarily pursuant to a Credit Agreement, dated as of July 23, 1998, as amended, between European American Bank, the Registrant and subsidiaries of the Registrant.

     The Company is engaged in the business of importing and manufacturing door, window and fencing hardware. The Registrant intends to continue in the business conducted by the Company.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) (b)

     (c) Exhibits

          2.1  Stock Purchase Agreement, dated as of May 3, 2002, between Mark
               C. Weldon and the Registrant.

          4.1 Credit Agreement, dated as of July 23, 1998, by and among the Registrant, Florida Pneumatic Manufacturing Corporation, a Florida corporation, Embassy Industries, Inc., a New York corporation, and European American Bank, a New York banking corporation (Incorporated by reference to Exhibit 4.3 to the Registrant's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998).

          4.2 Amendment No. 1 to Credit Agreement, dated as of September 16, 1998, by and among the Registrant, Florida Pneumatic Manufacturing Corporation, a Florida corporation, Embassy Industries, Inc., a New York corporation, Green Manufacturing, Inc., a Delaware corporation, and European American Bank, a New York banking corporation (Incorporated by reference to Exhibit
               4.4 to the Registrant's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998).

          4.3 Amendment No. 2 to Credit Agreement, dated as of July 28, 1999, by and among the Registrant Florida Pneumatic Manufacturing Corporation, a Florida corporation, Embassy Industries, Inc., a New York corporation, Green Manufacturing, Inc., a Delaware corporation, and European American Bank, a New York banking corporation (Incorporated by reference to Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999).

          4.4 Amendment No. 3 to the Credit Agreement, dated as of July 26, 2000, by and among the Registrant Florida Pneumatic Manufacturing Corporation, a Florida corporation, Embassy Industries, Inc., a New York corporation, Green Manufacturing, Inc., a Delaware corporation, and European American Bank, a New York banking corporation (Incorporated by reference to Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000).

          4.5 Amendment No. 4 to the Credit Agreement, dated as of June 25, 2001, by and among the Registrant Florida Pneumatic Manufacturing Corporation, a Florida corporation, Embassy Industries, Inc., a New York corporation, Green Manufacturing, Inc., a Delaware corporation, and European American Bank, a New York banking corporation (Incorporated by reference to Exhibit 4.7 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000).


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          4.6  Amendment No. 5 to Credit Agreement, dated as of May 3, 2002, by and among the Registrant, Florida Pneumatic Manufacturing Corporation, a Florida corporation, Embassy Industries, Inc., a New York corporation, Green Manufacturing, Inc., a Delaware corporation, and Citibank, N.A. (successor-in-interest to European American Bank), a New York banking incorporation (Incorporated by reference to Exhibit 4.8 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31,
               2002).

          4.9 Certain instruments defining the rights of holders of the long-term debt securities of the Registrant are omitted pursuant to Section (b)(4)(iii)(A) of Item 601 of Regulation S-K. The Registrant agrees to furnish supplemental copies of these instruments to the Securities and Exchange Commission upon request.

Pages (i) and (ii) of the Stock Purchase Agreement contain a list of the Schedules and Exhibits thereto. The Registrant will furnish a copy of any omitted Schedules or Exhibits to the Securities and Exchange Commission upon request.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        P & F INDUSTRIES, INC.

                                        By: /s/ Richard A. Horowitz
                                            ------------------------------
                                            Name:  Richard A. Horowitz
                                            Title: Chairman of the Board,
                                                   President and Chief
                                                   Executive Officer

Dated: May 17, 2002


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